3. MATERIAL ACCOUNTING POLICIES: Accounts Receivable (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Accounts Receivable

Accounts Receivable

Accounts receivables are amounts due from customers for services transferred in the ordinary course of business where the Company’s right to consideration is unconditional, other than the passage of time. Accounts receivables are initially recognized at the amount of consideration that is unconditional and are subsequently measured at amortized cost, less loss allowance for expected credit losses. The Company does not charge interest on normal accounts receivables. The Company had accounts receivable of $4,773,616 as of December 31, 2025, less an allowance for uncollectible accounts of $606,731, for a net balance of $4,166,885 (December 31, 2024: $206,434). The significant increase reflects the addition of twenty-one land surveying subsidiaries acquired throughout 2025.